Exhibit 10.35

TO:		DATE: , 2003

FROM:

SUBJECT:	Performance Units for 2003-2005 Performance Cycle

Effective March 14, 2003, you have been granted             Performance Units for the 2003-2005 Performance Cycle, subject to the terms and conditions set forth in the attachment to this memorandum. The value of each performance unit depends on the extent to which the performance objectives described herein have been achieved.

[Name of signing officer]

Attachment

Form 2B(1)
(3-03)

GLOBALSANTAFE CORPORATION

TERMS AND CONDITIONS
OF
AWARD OF PERFORMANCE UNITS

(2003-2005 Performance Cycle)

GlobalSantaFe Corporation (the “Company”), desiring to provide you with an added incentive as an employee of the Company or of one or more of its affiliates, hereby awards to you, pursuant to the GlobalSantaFe 2003 Long-Term Incentive Plan (the “Plan”), performance units representing the right to receive cash (“Performance Units”), subject to the terms and conditions outlined herein (the “Terms and Conditions”) and the terms and conditions of the Plan as amended from time to time in accordance with its terms. The target value of each Performance Unit is $25.00 (the “Target Value”); the ultimate value will depend upon achievement of performance goals and satisfaction of employment requirements set forth in these Terms and Conditions. Terms used herein and not otherwise defined shall have the meaning set forth in the Plan.

1.	Award Opportunity. The value of each Performance Unit (the “Payout Value”) shall be a percentage of the Target Value and will depend on actual performance of the Company and its affiliates during the period from January 1, 2003, through December 31, 2005 (the “Performance Cycle”), as measured against (i) the Company’s return on invested capital (“ROIC”) relative to the Company’s cost of capital (“Kc”) and (ii) the Company’s total shareholder return (“TSR”) relative to the Company’s peer group total shareholder return (collectively, the “Performance Objectives”). The percentage, which will range from 0% to 200%, will be determined in accordance with the chart provided below. The exact percentage of your award earned will be calculated based on straight-line interpolation between the percentages shown on the chart. Notwithstanding any contrary provision, your Performance Units shall have a zero value unless either (x) TSR equals or exceeds 50th percentile or (y) ROIC exceeds Kc.

Form 2B(1)
(3-03)

		3-year TSR relative to Peers
		<=50th%ile	>50th %ile	75th%ile	>90th%ile
3-Year average ROIC relative to 3-Year average Cost of Capital	Kc-8%	0%	33%	67%	133%
	Kc-4%	0%	41%	75%	142%
	=Kc	17%*	50%	83%	150%
	(~9.5%)
	Kc+4%	33%	66%	100%	167%
	Kc+8%	67%	100%	133%	200%

*	Note: Performance Units have no value unless either (x) TSR equals or exceeds 50th percentile or (y) ROIC exceeds Kc. However, for purposes of interpolation, if ROIC or TSR performance exceeds these levels, 17% of target will be the baseline percentage.

For purposes of determining the Company’s relative TSR, the members of the peer group shall be Noble Drilling Corp., Transocean Inc., ENSCO International, Nabors Industries, Diamond Offshore, Rowan Companies, Inc. and Pride International Inc. Any of these companies that is not publicly-traded on the last day of the Performance Cycle shall be excluded from the peer group. The Compensation Committee of the Board of Directors of the Company (the “Committee”) may make such changes as it deems appropriate to maintain a representative peer group.

2.	Employment Requirement. Except as otherwise provided in Sections 4 and 5, you must remain continuously employed with the Company or any of its affiliates throughout the Performance Cycle in order to be entitled to payment. Any Performance Unit for which you are not entitled to payment under this Section shall be forfeited. You will not have any rights with respect to forfeited Performance Units.

3.	Payment. Your outstanding Performance Units will be paid as soon as practicable after the close of the Performance Cycle, upon the Committee’s determination, in writing, that the Performance Objectives have been satisfied. Your Performance Units shall be paid to you in the form of a cash payment equal to the product of the Payout Value (as defined in Section 1) and the number of Performance Units credited to you pursuant to the cover page of this memorandum.

Form 2B(1)
(3-03)

4.	Termination of Employment.

(a)	Involuntary Termination Without Cause. If, during the Performance Cycle, your employment with the Company and its affiliates is terminated by the Company and/or an affiliate without Cause (as hereinafter defined), you will be entitled to 1/3 of your Performance Units for each full year and each partial year that has elapsed during the Performance Cycle prior to your termination of employment. The balance of your Performance Units will be forfeited.

(b)	Voluntary Termination or Termination With Cause. If, during the Performance Cycle, you voluntarily terminate your employment with the Company and its affiliates or your employment with the Company and its affiliates is terminated for Cause, your Performance Units are forfeited.

(c)	Retirement. If, during the Performance Cycle, you terminate your employment (for any reason other than Cause) with the Company and its affiliates and immediately commence receiving your pension benefits pursuant to one or more of the defined benefit pension plans of the Company in which you are participating at the time of termination, you will continue to have the same rights that you would have had with respect to the Performance Units had your employment not terminated.

(d)	Termination by Reason of Death or Disability. If, during the Performance Cycle, your employment with the Company and its affiliates is terminated as a result of your death or disability, you will continue to have the same rights that you would have had with respect to the Performance Units had your employment not terminated. For purposes of the preceding sentence, the term “disability” shall mean any complete and permanent disability as defined in Section 22(e)(3) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), (or any successor provision thereto) and determined in accordance with the procedures set forth in the regulations thereunder. If your employment terminates because of death, payment will be made to your beneficiary or beneficiaries, designated by you in the manner prescribed by the Committee, or if there is no such designation or no such beneficiary survives you, to your surviving spouse, or if none, to your issue per stirpes, or if you have no surviving issue, to your estate.

For purposes of these Terms and Conditions, a termination of your “employment” with the Company and its affiliates will be deemed to occur at the close of business on the earliest of (i) the last day on which you are assigned to a position with the Company or any of its affiliates for the purpose of performing your occupation, in the case of termination by reason of your death, disability or retirement, (ii) the last day of an approved leave of absence if you do not resume the performance of your occupation for the Company or any of its affiliates on or

Form 2B(1)
(3-03)

before the next business day, and (iii) the last day on which you are assigned to a position with the Company or any of its affiliates for the purpose of performing your occupation in any other case. For purposes of these Terms and Conditions, you shall not be considered to be an employee for the period during which you are entitled to receive salary continuation under any agreement, policy, plan or other arrangement with the Company or any of its affiliates.

You may be terminated with “Cause” if you willfully engage in conduct which is materially injurious to the Company and/or an affiliate, monetarily or otherwise; provided, however, that (i) no termination of your employment shall be with Cause until you have been delivered a copy of a written notice setting forth that you were guilty of the conduct and specifying the particulars thereof in detail and (ii) termination solely on account of inadequate performance or incompetence shall not constitute termination with Cause. No act or failure to act shall be considered “willful” unless you have acted or failed to act without a reasonable belief that your action or failure to act was in the best interest of the Company and its affiliates. Notwithstanding anything contained in these Terms and Conditions to the contrary, your failure to perform after notice of termination is given shall not constitute Cause.

5.	Change in Control. If a Change in Control occurs during the Performance Cycle while your Performance Units are outstanding and not forfeited, you will be entitled to 1/3 of your Performance Units for each full year and each partial year that has elapsed during the Performance Cycle prior to the Change in Control. The balance of your Performance Units will be forfeited. Your Performance Units will be paid on the date of such Change in Control and have a Payout Value equal to the Target Value.

A “Change in Control” means the occurrence of any of the following events:

(i) The acquisition by any individual, entity or group (within the meaning of Section 13(d) or 14(d) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”), other than an Excluded Person, of the beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 35% or more of either (A) the then outstanding ordinary shares of the Company or of any affiliate of the Company by which you are employed or which directly or indirectly owns or controls any affiliate by which you are employed (the “Outstanding Company Ordinary Shares”) or (B) the combined voting power of the then outstanding voting securities of the Company or of any affiliate of the Company by which you are employed or which directly or indirectly owns or controls any affiliate by which you are employed entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that neither an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or by any affiliate controlled by

Form 2B(1)
(3-03)

the Company nor an acquisition by an affiliate of the Company that remains under the Company’s control will constitute a Change in Control; or

(ii) Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s equityholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board will be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (meaning a solicitation of the type that would be subject to Rule 14a-11 of Regulation 14A under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii) Approval by the equityholders of the Company of a reorganization, merger, consolidation or similar transaction to which the Company or any affiliate is a party, in each case unless, following such reorganization, merger, consolidation or similar transaction, (A) more than 50% of, respectively, the then outstanding ordinary shares or shares of common stock of the corporation or other entity resulting from such reorganization, merger, consolidation or similar transaction and the combined voting power of the then outstanding voting securities of such corporation or other entity entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Ordinary Shares and Outstanding Company Voting Securities immediately prior to such reorganization, merger, consolidation or similar transaction in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, consolidation or similar transaction, of the Outstanding Company Ordinary Shares and Outstanding Company Voting Securities, as the case may be, (B) at least 50% of, respectively, the then outstanding ordinary shares or shares of common stock of the parent of the corporation or other entity resulting from such reorganization, merger, consolidation or similar transaction and the combined voting power of the then outstanding voting securities of the parent of such corporation or other entity entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Ordinary Shares and Outstanding Company Voting Securities immediately prior to such reorganization, merger, consolidation or similar transaction, (C) no Person (excluding the Company, any affiliate of the Company that remains under the Company’s control, any employee benefit plan (or related trust) sponsored or maintained by the Company or by any affiliate controlled by the Company or such corporation resulting from such reorganization, merger, consolidation or

Form 2B(1)
(3-03)

similar transaction, and any Person beneficially owning, immediately prior to such reorganization, merger, consolidation or similar transaction, directly or indirectly, 35% or more of the Outstanding Company Ordinary Shares or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 35% or more of, respectively, the then outstanding ordinary shares or shares of common stock of the corporation or other entity resulting from such reorganization, merger, consolidation or similar transaction or the combined voting power of the then outstanding voting securities of such corporation or other entity entitled to vote generally in the election of directors, and (D) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger, consolidation or similar transaction were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger, consolidation or similar transaction; or

(iv) Approval by the equityholders of the Company of any plan or proposal which would result directly or indirectly in (A) a complete liquidation or dissolution of the Company or of any affiliate of the Company by which you are employed, or (B) any sale or other disposition (or similar transaction) (in a single transaction or series of related transactions) of (x) 50% or more of the assets or earnings power of the Company or any affiliate of the Company by which you are employed or which, directly or indirectly, owns or controls any affiliate by which you are employed or (y) business operations which generated a majority of the consolidated revenues (determined on the basis of the Company’s four most recently completed fiscal quarters for which reports have been completed) of the Company and its affiliates immediately prior thereto, other than to an affiliate of the Company or to a corporation or other entity with respect to which following such sale or other disposition (I) more than 50% of, respectively, the then outstanding ordinary shares or shares of common stock of such corporation or other entity and the combined voting power of the then outstanding voting securities of such corporation or other entity entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Ordinary Shares and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportions as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Ordinary Shares and Outstanding Company Voting Securities, as the case may be, (II) no Person (excluding the Company, any affiliate of the Company that remains under the Company’s control, any employee benefit plan (or related trust) sponsored or maintained by the Company or by any affiliate controlled by the Company or such corporation, and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 35% or more of the Outstanding Company Ordinary Shares or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 35% or more of, respectively, the then outstanding ordinary shares or shares of common stock of

Form 2B(1)
(3-03)

such corporation or other entity or the combined voting power of the then outstanding voting securities of such corporation or other entity entitled to vote generally in the election of directors, and (III) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets; or

(v) Approval by the equityholders of the Company of a “merger of equals” (which for purposes of this Subsection shall mean a merger with another company of relatively equal size) to which the Company is a party as a result of which the persons who were equityholders of the Company immediately prior to the effective date of such merger shall have beneficial ownership of less than 55% of the combined voting power for election of members of the board (or equivalent) of the surviving entity or its parent following the effective date of such merger, provided that the Board shall have authority to increase said percentage as may in its sole discretion be deemed appropriate to cover a specific transaction.

For purposes of the preceding sentence, the term “Excluded Person” shall mean and include (i) any corporation beneficially owned by shareholders of the Company in substantially the same proportion as their ownership of shares of the Company and (ii) the Company and any affiliate of the Company. Also, for purposes of the preceding sentence, the term “Board” shall mean the board of directors of the Company.

6.	Non-Transferable. Your rights under this memorandum are personal; no assignment or transfer of your rights under and interest in this memorandum may be made by you other than pursuant to a marital settlement agreement or similar domestic relations agreement, decree or order. Any attempted assignment or transfer in violation of this Section shall be null and void.

7.	Limitation. Except as specifically provided herein, neither you or any person claiming through you shall have any right or interest in the Performance Units unless and until all the terms, conditions and provisions of these Terms and Conditions and the Plan that affect you or such other person shall have been complied with as specified herein.

8.	Wage Withholding and Employment Taxes. All federal, state and local taxes that the Committee determines are required to be withheld from any payments made pursuant to the Performance Units shall be withheld.

9.	Continued Employment and Future Grants. Neither the grant of Performance Units nor the other arrangements outlined herein give you the right to remain in

Form 2B(1)
(3-03)

the employ of the Company or any of its affiliates or to be selected to receive similar or identical grants in the future.

10.	Company’s Rights. The existence of this memorandum or any Performance Units shall not affect in any way the right or power of the Company or its shareholders to undertake or accomplish any corporate act.

11.	Notices. Notice or other communication to the Company with respect to these Terms and Conditions must be made in writing and delivered to: Secretary, GlobalSantaFe Corporation, at its principal business office in Houston, Texas.

12.	Governing Law. These Terms and Conditions shall be governed by, and construed in accordance with, the laws of the state of Texas.

13.	Section 280G Payments.

(a)	Gross-Up. If the Company’s independent accounting firm determines that any payment or distribution by the Company or its affiliates to or for the benefit of the Participant (whether paid or payable or distributed or distributable pursuant to the terms of this Plan or otherwise, and whether paid or payable or distributed or distributable in cash, stock or any form) (a “Payment”) constitutes a “parachute payment” as defined in Section 280G of the Code (or any successor provision thereto) (“Parachute Payment”), which would be subject to the excise tax imposed by Section 4999 of the Code, or any interest or penalties are incurred by the Participant with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the “Basic Excise Tax”), then the Participant will be entitled to receive an additional payment (a “Gross-Up Payment”) in an amount which is sufficient to cover any and all federal, state and local income taxes and Medicare tax applicable to the Gross-Up Payment, including, without limitation, any further excise tax imposed by Section 4999 of the Code on or with respect to the Gross-Up Payment, plus payment of the Basic Excise Tax.

(b)	Gross-Up Determination. Subject to the provisions of Subsection (d) of this Section below, all determinations required to be made under this Section, including whether and when a Gross-Up Payment is required, the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determinations, will be made by the Company’s independent accounting firm, which will provide detailed supporting calculations both to the Company and the Participant within 15 business days of the receipt of notice from the Participant that there has been a Payment, or such earlier time as is requested by the Company. All fees

Form 2B(1)
(3-03)

and disbursements of the Company’s independent accounting firm will be paid by the Company.

(c)	Timing. Any Gross-Up Payment will be paid by the Company to the Participant within five days of the Company’s receipt of the determination of the Company’s independent accounting firm. If such firm determines that no Basic Excise Tax is payable by the Participant, it will furnish the Participant with a written opinion that the Participant has substantial authority not to report any Basic Excise Tax on the Participant’s federal income tax return. If the Participant is subsequently required to make a payment of any Basic Excise Tax, then the Company’s independent accounting firm will determine the amount of the corresponding Gross-Up Payment, and any such Gross-Up Payment will be promptly paid by the Company to or for the benefit of the Participant. The fees and disbursements of the Company’s independent accounting firm will be paid by the Company.

(d)	Internal Revenue Service Claims. The Participant will notify the Company in writing within 15 days of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of a Gross-Up Payment. If the Company notifies the Participant in writing that it desires to contest such claim and that it will bear the costs and provide the indemnification as required by this Section, the Participant will:

(i)	give the Company any information reasonably requested by the Company relating to such claim,

(ii)	take such action in connection with contesting such claim as the Company reasonably requests in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

(iii)	cooperate with the Company in good faith in order to effectively contest such claim, and

(iv)	permit the Company to participate in any proceedings relating to such claim; provided, however, that the Company will bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and will indemnify and hold the Participant harmless, on an after-tax basis, for any Basic Excise Tax or income tax, including interest and penalties with respect thereto, imposed as a result of such representation and payment of costs and expenses. The Company will control all proceedings taken in connection with such contest; provided, however, that if the Company directs the Participant to pay such claim and sue for a refund, the Company will advance the

Form 2B(1)
(3-03)

amount of such payment to the Participant, on an interest-free basis, and will indemnify and hold the Participant harmless, on an after-tax basis, from any Basic Excise Tax or income tax, including interest or penalties with respect thereto, imposed with respect to such advance or with respect to any imputed income with respect to such advance.

(e)	Refund. If, after the receipt by the Participant of an amount advanced by the Company pursuant to Section 6(d)(4), the Participant becomes entitled to receive any refund with respect to such claim, the Participant will, within ten days of receipt thereof, pay to the Company the amount of such refund, together with any interest paid or credited thereon after taxes applicable thereto. If, after the receipt by the Participant of an amount advanced by the Company pursuant to Section 6(d)(4), a determination is made that the Participant will not be entitled to any refund with respect to such claim and the Company does not notify the Participant in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance will be forgiven and will not be required to be repaid and the amount of such advance will offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

14.	GlobalSantaFe 2003 Long-Term Incentive Plan, the Board of Directors and the Committee. The Performance Units described in this memorandum are granted to you, and any award of Performance Units is or will be made, under and pursuant to the Plan as the same shall have been amended from time to time in accordance with its terms. The decision of the Board of Directors of the Company or the Committee on any questions concerning the interpretation or administration of the Plan or any matters covered in these Terms and Conditions will be final and conclusive. No amendment to the Plan or decision of the Board of Directors of the Company or the Committee will deprive you, without your consent, of any rights hereunder.

A copy of the Plan in its present form is available at the Company’s principal office for inspection during business hours by you or other persons who may be entitled to any of the Performance Units as contemplated herein.

Exhibit 10.35

TO:	DATE: , 2003

FROM:

SUBJECT: Performance Units for 2004-2006 Performance Cycle

Effective December 15, 2003, you have been granted              Performance Units for the 2004-2006 Performance Cycle, subject to the terms and conditions set forth in the attachment to this memorandum. The value of each performance unit depends on the extent to which the performance objectives described herein have been achieved.

[Name of signing officer]

Attachment

Form 2B(2)
(12-03)

GLOBALSANTAFE CORPORATION

TERMS AND CONDITIONS
OF
AWARD OF PERFORMANCE UNITS

(2004-2006 Performance Cycle)

GlobalSantaFe Corporation (the “Company”), desiring to provide you with an added incentive as an employee of the Company or of one or more of its affiliates, hereby awards to you, pursuant to the GlobalSantaFe 2003 Long-Term Incentive Plan (the “Plan”), performance units representing the right to receive cash (“Performance Units”), subject to the terms and conditions outlined herein (the “Terms and Conditions”) and the terms and conditions of the Plan as amended from time to time in accordance with its terms. The target value of each Performance Unit is $25.00 (the “Target Value”); the ultimate value will depend upon achievement of performance goals and satisfaction of employment requirements set forth in these Terms and Conditions. Terms used herein and not otherwise defined shall have the meaning set forth in the Plan.

1.	Award Opportunity. The value of each Performance Unit (the “Payout Value”) shall be a percentage of the Target Value and will depend on actual performance of the Company and its affiliates during the period from January 1, 2004, through December 31, 2006 (the “Performance Cycle”), as measured against (i) the Company’s return on invested capital (“ROIC”) relative to the Company’s cost of capital (“Kc”) and (ii) the Company’s total shareholder return (“TSR”) relative to the Company’s peer group total shareholder return (collectively, the “Performance Objectives”). The percentage, which will range from 0% to 200%, will be determined in accordance with the chart provided below. The exact percentage of your award earned will be calculated based on straight-line interpolation between the percentages shown on the chart. Notwithstanding any contrary provision, your Performance Units shall have a zero value unless either (x) TSR equals or exceeds 50th percentile or (y) ROIC exceeds Kc.

Form 2B(2)
(12-03)

For purposes of determining the Company’s relative TSR, the members of the peer group shall be Noble Drilling Corp., Transocean Inc., ENSCO International, Diamond Offshore, Rowan Companies, Inc. and Pride International Inc. Any of these companies that is not publicly-traded on the last day of the Performance Cycle shall be excluded from the peer group. The Compensation Committee of the Board of Directors of the Company (the “Committee”) may make such changes as it deems appropriate to maintain a representative peer group.

2.	Employment Requirement. Except as otherwise provided in Sections 4 and 5, you must remain continuously employed with the Company or any of its affiliates throughout the Performance Cycle in order to be entitled to payment. Any Performance Unit for which you are not entitled to payment under this Section shall be forfeited. You will not have any rights with respect to forfeited Performance Units.

3.	Payment. Your outstanding Performance Units will be paid as soon as practicable after the close of the Performance Cycle, upon the Committee’s determination, in writing, that the Performance Objectives have been satisfied. Your Performance Units shall be paid to you in the form of a cash payment equal to the product of the Payout Value (as defined in Section 1) and the number of Performance Units credited to you pursuant to the cover page of this memorandum.

Form 2B(2)
(12-03)

4.	Termination of Employment.

(a)	Involuntary Termination Without Cause. If, during the Performance Cycle, your employment with the Company and its affiliates is terminated by the Company and/or an affiliate without Cause (as hereinafter defined), you will be entitled to 1/3 of your Performance Units for each full year and each partial year that has elapsed during the Performance Cycle prior to your termination of employment. The balance of your Performance Units will be forfeited.

(b)	Voluntary Termination or Termination With Cause. If, during the Performance Cycle, you voluntarily terminate your employment with the Company and its affiliates or your employment with the Company and its affiliates is terminated for Cause, your Performance Units are forfeited.

(c)	Retirement. If, during the Performance Cycle, your employment with the Company and its affiliates terminates (for any reason other than Cause, death or disability) and you have attained your “early retirement date” as defined in the GlobalSantaFe Retirement Plan for Employees (or would have attained such “early retirement date” based on your age and service had you been eligible to participate in such plan), you will continue to have the same rights that you would have had with respect to the Performance Units had your employment not terminated. If this subsection (c) and any other subsection of this Section 4 both apply, this subsection (c) will prevail.

(d)	Termination by Reason of Death or Disability. If, during the Performance Cycle, your employment with the Company and its affiliates is terminated as a result of your death or disability, you will continue to have the same rights that you would have had with respect to the Performance Units had your employment not terminated. For purposes of the preceding sentence, the term “disability” shall mean any complete and permanent disability as defined in Section 22(e)(3) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), (or any successor provision thereto) and determined in accordance with the procedures set forth in the regulations thereunder. If your employment terminates because of death, payment will be made to your beneficiary or beneficiaries, designated by you in the manner prescribed by the Committee, or if there is no such designation or no such beneficiary survives you, to your surviving spouse, or if none, to your issue per stirpes, or if you have no surviving issue, to your estate.

For purposes of these Terms and Conditions, a termination of your “employment” with the Company and its affiliates will be deemed to occur at the close of business on the earliest of (i) the last day on which you are assigned to a position with the Company or any of its affiliates for the purpose of performing your occupation, in the case of termination by reason of your death, disability or

Form 2B(2)
(12-03)

retirement, (ii) the last day of an approved leave of absence if you do not resume the performance of your occupation for the Company or any of its affiliates on or before the next business day, and (iii) the last day on which you are assigned to a position with the Company or any of its affiliates for the purpose of performing your occupation in any other case. For purposes of these Terms and Conditions, you shall not be considered to be an employee for the period during which you are entitled to receive salary continuation under any agreement, policy, plan or other arrangement with the Company or any of its affiliates.

You may be terminated with “Cause” if you willfully engage in conduct which is materially injurious to the Company and/or an affiliate, monetarily or otherwise; provided, however, that (i) no termination of your employment shall be with Cause until you have been delivered a copy of a written notice setting forth that you were guilty of the conduct and specifying the particulars thereof in detail and (ii) termination solely on account of inadequate performance or incompetence shall not constitute termination with Cause. No act or failure to act shall be considered “willful” unless you have acted or failed to act without a reasonable belief that your action or failure to act was in the best interest of the Company and its affiliates. Notwithstanding anything contained in these Terms and Conditions to the contrary, your failure to perform after notice of termination is given shall not constitute Cause.

5.	Change in Control. If a Change in Control occurs during the Performance Cycle while your Performance Units are outstanding and not forfeited, you will be entitled to 1/3 of your Performance Units for each full year and each partial year that has elapsed during the Performance Cycle prior to the Change in Control. The balance of your Performance Units will be forfeited. Your Performance Units will be paid on the date of such Change in Control and have a Payout Value equal to the Target Value.

A “Change in Control” means the occurrence of any of the following events:

(i) The acquisition by any individual, entity or group (within the meaning of Section 13(d) or 14(d) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”), other than an Excluded Person, of the beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 35% or more of either (A) the then outstanding ordinary shares of the Company or of any affiliate of the Company by which you are employed or which directly or indirectly owns or controls any affiliate by which you are employed (the “Outstanding Company Ordinary Shares”) or (B) the combined voting power of the then outstanding voting securities of the Company or of any affiliate of the Company by which you are employed or which directly or indirectly owns or controls any affiliate by which you are employed entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that neither an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or by any affiliate controlled by

Form 2B(2)
(12-03)

the Company nor an acquisition by an affiliate of the Company that remains under the Company’s control will constitute a Change in Control; or

(ii) Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s equityholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board will be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (meaning a solicitation of the type that would be subject to Rule 14a-11 of Regulation 14A under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii) Approval by the equityholders of the Company of a reorganization, merger, consolidation or similar transaction to which the Company or any affiliate is a party, in each case unless, following such reorganization, merger, consolidation or similar transaction, (A) more than 50% of, respectively, the then outstanding ordinary shares or shares of common stock of the corporation or other entity resulting from such reorganization, merger, consolidation or similar transaction and the combined voting power of the then outstanding voting securities of such corporation or other entity entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Ordinary Shares and Outstanding Company Voting Securities immediately prior to such reorganization, merger, consolidation or similar transaction in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, consolidation or similar transaction, of the Outstanding Company Ordinary Shares and Outstanding Company Voting Securities, as the case may be, (B) at least 50% of, respectively, the then outstanding ordinary shares or shares of common stock of the parent of the corporation or other entity resulting from such reorganization, merger, consolidation or similar transaction and the combined voting power of the then outstanding voting securities of the parent of such corporation or other entity entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Ordinary Shares and Outstanding Company Voting Securities immediately prior to such reorganization, merger, consolidation or similar transaction, (C) no Person (excluding the Company, any affiliate of the Company that remains under the Company’s control, any employee benefit plan (or related trust) sponsored or maintained by the Company or by any affiliate controlled by the Company or such corporation resulting from such reorganization, merger, consolidation or similar transaction, and any Person beneficially owning, immediately prior to such

Form 2B(2)
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reorganization, merger, consolidation or similar transaction, directly or indirectly, 35% or more of the Outstanding Company Ordinary Shares or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 35% or more of, respectively, the then outstanding ordinary shares or shares of common stock of the corporation or other entity resulting from such reorganization, merger, consolidation or similar transaction or the combined voting power of the then outstanding voting securities of such corporation or other entity entitled to vote generally in the election of directors, and (D) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger, consolidation or similar transaction were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger, consolidation or similar transaction; or

(iv) Approval by the equityholders of the Company of any plan or proposal which would result directly or indirectly in (A) a complete liquidation or dissolution of the Company or of any affiliate of the Company by which you are employed, or (B) any sale or other disposition (or similar transaction) (in a single transaction or series of related transactions) of (x) 50% or more of the assets or earnings power of the Company or any affiliate of the Company by which you are employed or which, directly or indirectly, owns or controls any affiliate by which you are employed or (y) business operations which generated a majority of the consolidated revenues (determined on the basis of the Company’s four most recently completed fiscal quarters for which reports have been completed) of the Company and its affiliates immediately prior thereto, other than to an affiliate of the Company or to a corporation or other entity with respect to which following such sale or other disposition (I) more than 50% of, respectively, the then outstanding ordinary shares or shares of common stock of such corporation or other entity and the combined voting power of the then outstanding voting securities of such corporation or other entity entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Ordinary Shares and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportions as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Ordinary Shares and Outstanding Company Voting Securities, as the case may be, (II) no Person (excluding the Company, any affiliate of the Company that remains under the Company’s control, any employee benefit plan (or related trust) sponsored or maintained by the Company or by any affiliate controlled by the Company or such corporation, and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 35% or more of the Outstanding Company Ordinary Shares or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 35% or more of, respectively, the then outstanding ordinary shares or shares of common stock of such corporation or other entity or the combined voting power of the then outstanding voting securities of such corporation or other entity entitled to vote

Form 2B(2)
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generally in the election of directors, and (III) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets; or

(v) Approval by the equityholders of the Company of a “merger of equals” (which for purposes of this Subsection shall mean a merger with another company of relatively equal size) to which the Company is a party as a result of which the persons who were equityholders of the Company immediately prior to the effective date of such merger shall have beneficial ownership of less than 55% of the combined voting power for election of members of the board (or equivalent) of the surviving entity or its parent following the effective date of such merger, provided that the Board shall have authority to increase said percentage as may in its sole discretion be deemed appropriate to cover a specific transaction.

For purposes of the preceding sentence, the term “Excluded Person” shall mean and include (i) any corporation beneficially owned by shareholders of the Company in substantially the same proportion as their ownership of shares of the Company and (ii) the Company and any affiliate of the Company. Also, for purposes of the preceding sentence, the term “Board” shall mean the board of directors of the Company.

6.	Non-Transferable. Your rights under this memorandum are personal; no assignment or transfer of your rights under and interest in this memorandum may be made by you other than pursuant to a marital settlement agreement or similar domestic relations agreement, decree or order. Any attempted assignment or transfer in violation of this Section shall be null and void.

7.	Limitation. Except as specifically provided herein, neither you or any person claiming through you shall have any right or interest in the Performance Units unless and until all the terms, conditions and provisions of these Terms and Conditions and the Plan that affect you or such other person shall have been complied with as specified herein.

8.	Wage Withholding and Employment Taxes. All federal, state and local taxes that the Committee determines are required to be withheld from any payments made pursuant to the Performance Units shall be withheld.

9.	Continued Employment and Future Grants. Neither the grant of Performance Units nor the other arrangements outlined herein give you the right to remain in the employ of the Company or any of its affiliates or to be selected to receive similar or identical grants in the future.

Form 2B(2)
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10.	Company’s Rights. The existence of this memorandum or any Performance Units shall not affect in any way the right or power of the Company or its shareholders to undertake or accomplish any corporate act.

11.	Notices. Notice or other communication to the Company with respect to these Terms and Conditions must be made in writing and delivered to: Secretary, GlobalSantaFe Corporation, at its principal business office in Houston, Texas.

12.	Governing Law. These Terms and Conditions shall be governed by, and construed in accordance with, the laws of the state of Texas.

13.	Section 280G Payments.

(a)	Gross-Up. If the Company’s independent accounting firm determines that any payment or distribution by the Company or its affiliates to or for the benefit of the Participant (whether paid or payable or distributed or distributable pursuant to the terms of this Plan or otherwise, and whether paid or payable or distributed or distributable in cash, stock or any form) (a “Payment”) constitutes a “parachute payment” as defined in Section 280G of the Code (or any successor provision thereto) (“Parachute Payment”), which would be subject to the excise tax imposed by Section 4999 of the Code, or any interest or penalties are incurred by the Participant with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the “Basic Excise Tax”), then the Participant will be entitled to receive an additional payment (a “Gross-Up Payment”) in an amount which is sufficient to cover any and all federal, state and local income taxes and Medicare tax applicable to the Gross-Up Payment, including, without limitation, any further excise tax imposed by Section 4999 of the Code on or with respect to the Gross-Up Payment, plus payment of the Basic Excise Tax.

(b)	Gross-Up Determination. Subject to the provisions of Subsection (d) of this Section below, all determinations required to be made under this Section, including whether and when a Gross-Up Payment is required, the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determinations, will be made by the Company’s independent accounting firm, which will provide detailed supporting calculations both to the Company and the Participant within 15 business days of the receipt of notice from the Participant that there has been a Payment, or such earlier time as is requested by the Company. All fees and disbursements of the Company’s independent accounting firm will be paid by the Company.

(c)	Timing. Any Gross-Up Payment will be paid by the Company to the Participant within five days of the Company’s receipt of the determination of the Company’s independent accounting firm. If such firm determines

Form 2B(2)
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that no Basic Excise Tax is payable by the Participant, it will furnish the Participant with a written opinion that the Participant has substantial authority not to report any Basic Excise Tax on the Participant’s federal income tax return. If the Participant is subsequently required to make a payment of any Basic Excise Tax, then the Company’s independent accounting firm will determine the amount of the corresponding Gross-Up Payment, and any such Gross-Up Payment will be promptly paid by the Company to or for the benefit of the Participant. The fees and disbursements of the Company’s independent accounting firm will be paid by the Company.

(d)	Internal Revenue Service Claims. The Participant will notify the Company in writing within 15 days of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of a Gross-Up Payment. If the Company notifies the Participant in writing that it desires to contest such claim and that it will bear the costs and provide the indemnification as required by this Section, the Participant will:

(i)	give the Company any information reasonably requested by the Company relating to such claim,

(ii)	take such action in connection with contesting such claim as the Company reasonably requests in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

(iii)	cooperate with the Company in good faith in order to effectively contest such claim, and

(iv)	permit the Company to participate in any proceedings relating to such claim; provided, however, that the Company will bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and will indemnify and hold the Participant harmless, on an after-tax basis, for any Basic Excise Tax or income tax, including interest and penalties with respect thereto, imposed as a result of such representation and payment of costs and expenses. The Company will control all proceedings taken in connection with such contest; provided, however, that if the Company directs the Participant to pay such claim and sue for a refund, the Company will advance the amount of such payment to the Participant, on an interest-free basis, and will indemnify and hold the Participant harmless, on an after-tax basis, from any Basic Excise Tax or income tax, including interest or penalties with respect thereto, imposed with respect to such advance or with respect to any imputed income with respect to such advance.

Form 2B(2)
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(e)	Refund. If, after the receipt by the Participant of an amount advanced by the Company pursuant to Section 6(d)(4), the Participant becomes entitled to receive any refund with respect to such claim, the Participant will, within ten days of receipt thereof, pay to the Company the amount of such refund, together with any interest paid or credited thereon after taxes applicable thereto. If, after the receipt by the Participant of an amount advanced by the Company pursuant to Section 6(d)(4), a determination is made that the Participant will not be entitled to any refund with respect to such claim and the Company does not notify the Participant in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance will be forgiven and will not be required to be repaid and the amount of such advance will offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

14.	GlobalSantaFe 2003 Long-Term Incentive Plan, the Board of Directors and the Committee. The Performance Units described in this memorandum are granted to you, and any award of Performance Units is or will be made, under and pursuant to the Plan as the same shall have been amended from time to time in accordance with its terms. The decision of the Board of Directors of the Company or the Committee on any questions concerning the interpretation or administration of the Plan or any matters covered in these Terms and Conditions will be final and conclusive. No amendment to the Plan or decision of the Board of Directors of the Company or the Committee will deprive you, without your consent, of any rights hereunder.

A copy of the Plan in its present form is available at the Company’s principal office for inspection during business hours by you or other persons who may be entitled to any of the Performance Units as contemplated herein.